UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-10103

Satuit Capital Management Trust

(Exact name of registrant as specified in charter)

238 Public Square  Suite 200,  Franklin, TN   37064

(Address of principal executive offices)

  (Zip code)

Thomas R. Westle

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

                 (Name and address of agent for service)

Registrant's telephone number, including area code:   (615) 790-8888

Date of fiscal year end:

October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended, (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.

REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

OCTOBER 31, 2012

Thoughts on Fiscal Year 2012:

In FY2012 the Satuit Capital US Emerging Companies Fund (the “Fund”) achieved a positive return while trailing the Russell 2000 Growth benchmark.  The fiscal year was not uneventful, as there was uncertainty in the markets ahead of the US presidential election, and the economies of Europe and China continued to slow.   The US equity markets began the year by advancing, and then moved in reaction to these macro themes, with two periods of double-digit percentage movement that largely canceled each other out. Compared to recent years, FY12 “muddled along” without the large swings that dominated past markets.  In the end, it is apparent that the US economy continued to grind slowly upward, and indicators point to a continued expansion in 2013 as the housing market and employment environment recover.

The Satuit Capital US Emerging Companies Fund (SATMX) ended fiscal year 2012 up 5.18%.  This result was slightly behind that of the Russell 2000 Index.  Even though we trailed our benchmark, we “stuck to our knitting” and maintained our disciplined investment process.  This consistency paid off over the course of FY12, as the fund outperformed in the second half of the year.  This outperformance corresponded to a recovery in “high quality” stocks – those with higher than average earnings and margins – which had underperformed “low quality” earlier in the year.  Our investment process seeks to identify these high quality growth stocks at reasonable prices, and our performance was similar to the relative performance of these portions of the market.

Breaking down SATMX in FY12:

Once again, the majority of our performance differential from our benchmark was generated by stock selection.  Our bottom-up investment process focuses on individual security selection, and our sector allocations emerge from this process.  Taking a "40,000 foot" view of our performance shows that by economic sector the Energy, Industrial and Telecom Services sectors were our biggest positive contributors to relative performance in fiscal 2012.  Energy and Industrials benefitted from stock selection, while the positive Telecom Services contribution was a result of underweighting a sector with negative returns.

Individual stocks that added most to performance were from the Information Technology, Energy and Healthcare sectors.

Our greatest individual contributor to performance was FSI International (FSI), in the Information Technology sector.  FSI, a manufacturer of tools for manufacturing semiconductors, was acquired by Tokyo Electron in September.  The acquisition price, announced in August, was a 53% premium to the stock’s price.

Geospace Technologies Corporation (GEOS) was the Fund’s second-highest contributor to performance in FY12.  Geospace manufactures wireless equipment that is used by the energy industry for seismic data acquisition.  This data is used to identify potential underground reserves and promising drill sites.  Geospace appreciated over FY12 as the company brought new products to market and signed new contracts with customers.

The 3rd-highest contribution to the Emerging Companies Fund came from Genmark Diagnostics (GNMK.)  Genmark has a novel method of identifying individual sequences of DNA, which are used in various tests ranging from virus subtyping to drug sensitivity analysis.  Genmark introduced a next-generation platform and rolled out new tests over the last fiscal year.  The stock has appreciated in anticipation of the company’s continued growth.

FY2013 Outlook:

The current outlook for FY13 appears to be a year of accelerated growth, at least after the current issues of the Fiscal Cliff and Debt Ceiling are behind us.  These issues are front and center right now, but will hopefully be settled in the early part of FY13.  With these items of uncertainty – as well as the US presidential election and the legal questions around “Obamacare” – in the rearview mirror, the economy, and the domestic stock markets, should be able to continue to grow in FY13.  Further, the FED has given us a road map of monetary policy for the foreseeable future through the purchase of treasury securities but mostly through purchases of mortgage backed securities.  This program is designed to keep mortgage rates low with the idea to stimulate consumption.  There is an old saying, “Don’t fight the FED.”  We’ll take our lessons from that old saying and we’ll apply those lessons to how we view the outlook for the U.S domestic equity market.  Simply put; we’ll bullish.

Sincerely,

Satuit Capital Management, LLC

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

 Cumulative Performance Comparison $10,000 Investment Since Inception*

                                              October 31, 2012

Satuit Capital U.S. Emerging Companies Fund               $38,363

S&P 500 Index                                                                     $11,174

Russell 2000 Index                                                               $12,933

Average Annual Total Return

For the Periods Ended October 31, 2012

                                    Satuit Capital U.S.

                               Emerging Companies Fund               S&P 500 Index                 Russell 2000 Index

1 Year

5.18%

15.21%

12.07%

3 Year

13.03%

13.20%

14.80%

5 Year

2.02%

(1.66)%

3.36%

10 Year

9.32%

5.88%

1.89%

Since Inception *

11.97%

0.94%

2.19%

* Commencement of operation was December 12, 2000.

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.  Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Satuit Capital U.S. Emerging Companies Fund

Portfolio Illustration (Unaudited)

October 31, 2012

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Satuit Capital U.S. Emerging Companies Fund
	Schedule of Investments
	October 31, 2012

Shares/Principal		Value

COMMON STOCKS - 94.23%

Beverages - 0.95%
244,600	Coffee Holding Co., Inc.	$ 1,570,332

Broadwoven Fabric Mills, Cotton - 0.91%
118,653	Culp, Inc.	1,499,774

Coating, Engraving & Allied Services - 0.29%
43,600	Northern Technologies International Corp. *	483,960

Communications Services, NEC - 1.22%
108,300	RigNet, Inc. *	2,011,131

Computer Communications Equipment - 1.36%
96,200	Allot Communications Ltd. *	2,242,422

Crude Petroleum & Natural Gas - 2.68%
622,500	Synergy Resources Corp. *	2,645,625
623,900	Warren Resources, Inc. *	1,777,865
		4,423,490
Drilling Oil & Gas Wells - 1.45%
504,700	Hercules Offshore, Inc. *	2,397,325

Engines & Turbines - 0.97%
111,500	Power Solutions International, Inc. *	1,605,600

Finance Services - 2.45%
142,600	Walker & Dunlop, Inc. *	2,368,586
238,200	Global Cash Access Holdings, Inc. *	1,679,310
		4,047,896
Functions Related to Depository Banking, NEC - 1.09%
106,700	DFC Global Corp. *	1,797,895

General Building Contractors (Nonresidential Buildings) - 0.97%
157,300	Tutor Perini Corp. *	1,595,022

General Industrial Machinery & Equipment - 1.10%
548,600	Flow International Corp. *	1,821,352

Household Furniture - 0.43%
51,620	Hooker Furniture Corp.	704,097

Industrial & Commercial Fans, Blowers & Air Purifying Equipment - 1.19%
221,350	Ceco Environmental Corp.	1,958,948

Industrial Inorganic Chemicals - 0.75%
88,607	TOR Minerals International, Inc. *	1,239,603

Industrial Organic Chemicals - 1.32%
184,700	FutureFuel Corp.	2,177,613

Industrial Instruments for Measurement, Display, and Control - 1.25%
216,600	Rudolph Technologies, Inc. *	2,057,700

In Vitro & In Vivo Diagnostic Substances - 1.20%
598,500	Immunomedics, Inc. *	1,981,035

Insurance Agents, Brokers & Services - 1.36%
252,107	Fortegra Financial Corp. *	2,238,710

Investment Advice - 0.98%
73,800	Epoch Holding Corp.	1,617,696

Lessors of Real Property, NEC - 1.07%
126,500	HFF, Inc. *	1,762,145

Measuring & Controlling Devices, NEC - 1.15%
29,200	Geospace Technologies Corp. *	1,890,116

Men's & Boy's Furnishings, Work Clothing, And Allied Garments - 1.37%
23,000	Perry Ellis International, Inc. *	474,720
32,016	Oxford Industries, Inc.	1,776,248
		2,250,968
Metal Forgings & Stampings - 1.12%
83,760	Park-Ohio Holdings Corp. *	1,852,771

Miscellaneous Business Credit Institution - 1.03%
216,040	MicroFinancial, Inc.	1,702,395

Miscellaneous Food Preparations & Kindred Products - 0.96%
265,550	Inventure Foods, Inc. *	1,582,678

National Commercial Banks - 3.80%
130,900	Cardinal Financial Corp.	2,090,473
124,200	Financial Institutions, Inc.	2,364,768
451,300	Intervest Bancshares Corp. Class A *	1,818,739
		6,273,980
Oil & Gas Equipment & Services - 2.31%
82,800	Dawson Geophysical Co. *	1,978,092
248,500	TGC Industries, Inc. *	1,828,960
		3,807,052
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.19%
112,300	Exactech, Inc. *	1,875,410
426,300	RTI Biologics, Inc. *	1,730,778
		3,606,188
Perfumes & Cosmetics - 1.05%
94,600	Inter Parfums, Inc.	1,727,396

Pharmaceutical Preparations - 2.62%
528,200	Horizon Pharma, Inc. *	1,362,756
116,100	Emergent Biosolutions, Inc. *	1,542,969
305,000	Rosetta Genomics, Ltd. *	1,409,100
		4,314,825
Radio & T.V. Broadcasting & Communications Equipment - 1.35%
222,000	Telular Corp.	2,217,780

Railroads, Line-Haul Operating & Equipment - 0.49%
58,200	Providence & Worcester Railroad Co.	814,800

Retail-Auto Dealers & Gasoline Stations - 0.98%
156,700	West Marine, Inc. *	1,620,278

Retail-Eating Places - 0.40%
50,000	Fiesta Restaurant Group, Inc. *	661,000

Retail-Family Clothing Stores - 1.44%
218,000	Stein Mart, Inc. *	1,713,480
27,000	Stage Stores, Inc.	661,500
		2,374,980
Retail-Furniture Stores - 1.32%
144,899	Haverty Furniture Co., Inc.	2,174,934

Retail-Variety Stores - 1.03%
237,300	Zagg, Inc. *	1,703,814

Retail-Miscellaneous Shopping - 1.05%
193,600	Big 5 Sporting Goods Corp.	1,728,848

Savings Institution, Federally Chartered - 2.26%
68,830	1st Constitution Bancorp *	616,717
33,400	Access National Corp.	440,546
95,000	Bofl Holding, Inc. *	2,671,400
		3,728,663
Semiconductors & Related Devices - 5.69%
378,700	Applied Micro Circuits Corp. *	2,196,460
429,100	Entropic Communications, Inc. *	2,063,971
210,000	Integrated Silicon Solution, Inc. *	1,795,500
31,900	NVE Corp. *	1,652,420
92,500	Volterra Semiconductor Corp. *	1,680,725
		9,389,076
Services-Business Services - 2.16%
59,800	Radware Ltd. *	1,961,440
503,000	Lionbridge Technologies, Inc. *	1,594,510
		3,555,950
Services-Computer Integrated Systems Design - 1.20%
162,800	The KEYW Holding Corp. *	1,976,392

Services-Computer Programming & Processing - 1.13%
82,500	Procera Networks, Inc. *	1,868,625

Services-Equipment Rental & Leasing, NEC - 1.36%
101,100	CAI International, Inc. *	2,240,376

Services-Health Services - 1.34%
82,600	US Physical Therapy, Inc.	2,205,420

Services-Help Supply Services - 1.31%
113,000	On Assignment, Inc. *	2,156,040

Services-Home Healthcare Services - 0.91%
135,900	Amedisys, Inc. *	1,500,336

Services-Prepackaged Software - 2.03%
229,354	Clicksoftware Technologies, Ltd.	1,717,862
291,202	IntraLinks Holdings, Inc. *	1,627,819
		3,345,681
Services-Social Services - 1.04%
82,500	Almost Family, Inc. *	1,710,225

Services-Testing Laboratories - 1.16%
313,852	BioClinica, Inc. *	1,917,636

Special Industry Machinery (No Metalworking Machinery) - 0.90%
131,300	MagnaChip Semiconductor Corp. *	1,477,125

State Commercial Banks - 7.77%
76,400	Bryn Mawr Bank Corp.	1,729,696
119,000	Central Pacific Financial Corp. *	1,710,030
103,000	Citizens & Northern Corp.	1,912,710
106,000	State Bank Financial Corp.	1,604,914
74,700	Merchants Bancshares, Inc.	2,187,216
146,350	Metrocorp Bancshares, Inc. *	1,483,989
158,900	Monarch Financial Holding, Inc.	1,614,424
120,500	Xenith Bankshares, Inc. *	578,400
		12,821,379
Steel & Iron - 0.99%
762,600	Metalico, Inc. *	1,624,338

Surgical & Medical Instruments - 3.26%
259,504	Genmark Diagnostics, Inc. *	2,210,974
242,845	Lemaitre Vascular, Inc.	1,420,643
97,000	SurModics, Inc. *	1,744,060
		5,375,677
Telephone Communications - 2.31%
103,200	NTELOS Holdings Corp.	1,573,800
342,000	8 x 8, Inc. *	2,240,100
		3,813,900
Truck Trailers - 0.96%
252,000	Wabash National Corp. *	1,590,120

Trucking (No Local) - 1.25%
130,600	Universal Truckload Services, Inc.	2,068,704

Wholesale-Chemicals & Allied Products - 1.26%
207,400	Aceto Corp.	2,078,148

Wholesale-Machinery, Equipment & Supplies - 1.10%
452,300	Hudson Technologies, Inc. *	1,809,200

Wholesale-Metals Service Centers & Offices - 1.03%
223,100	Edgen Group, Inc. *	1,697,791

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.16%
30,000	American Science & Engineering, Inc.	1,907,400

TOTAL FOR COMMON STOCKS (Cost $147,649,157) - 94.23%		155,396,751

WARRANTS - 0.00%
37,500	Horizon Pharma, Inc. 9/25/2017 (a) *	0
TOTAL FOR WARRANTS (Cost $0) - 0.00%		0

SHORT TERM INVESTMENTS - 5.40%
8,900,167	US Bank Repurchase Agreement, 0.01%, dated 10/31/2012, due 11/01/2012
	repurchase price $8,900,167, collateralized by U.S. Treasury Bonds
	with a market value of $2,657,297, yield of 4.50% and maturity date 9/01/2018;	8,900,167
	a market value of $4,173,627, yield of 4.50% and maturity date 12/01/2017;
	and market value of $2,246,940, yield of 1.16% and maturity date 5/15/2038.
TOTAL SHORT TERM INVESTMENTS (Cost $8,900,167) - 5.40%		8,900,167

TOTAL INVESTMENTS (Cost $156,549,324) - 99.63%		164,296,918

OTHER ASSETS LESS LIABILITIES - 0.37%		619,548

NET ASSETS - 100.00%		$ 164,916,466

(a) Security is noted to be a Level 2 security. See Note 1.
* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Statement of Assets and Liabilities
October 31, 2012

Assets:
Investments, at Fair Value (Cost $156,549,324)	$ 164,296,918
Receivables:
Securities Sold	1,015,234
Shareholder Subscriptions	243,572
Interest & Dividends	65,983
Prepaid Expenses	34,714
Total Assets	165,656,421
Liabilities:
Securities Purchased	161,578
Shareholder Redemptions	195,615
Due to Advisor	188,228
Administrative Fees	14,308
Distribution Fees	111,863
Trustee Fees	2,650
Other Accrued Expenses	65,713
Total Liabilities	739,955
Net Assets	$ 164,916,466

Net Assets Consist of:
Paid In Capital	143,422,384
Accumulated Realized Gain on Investments	13,746,488
Unrealized Appreciation in Value of Investments	7,747,594
Net Assets, for 5,172,562 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 164,916,466

Net Asset Value Per Share and Offering Price ($164,916,466/5,172,562)	$ 31.88

Minimum Redemption Price Per Share*	$ 31.24

*The Fund will impose a 2.00% redemption fee on shares redeemed within 360 days of purchase.

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Statement of Operations
For the year ended October 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $7,345)	$ 1,126,822
Interest	1,247
Total Investment Income	1,128,069

Expenses:
Advisory (Note 2)	2,038,578
Distribution (Note 2)	407,715
Administrative	163,086
Printing and Mailing	36,257
Registration	45,375
Compliance	36,600
Legal Fees	71,543
Trustee Fees	37,029
Transfer Agent	91,697
Fund Accounting	35,380
Custody	40,000
Audit	12,759
Insurance	12,722
Miscellaneous	5,104
Gross Expenses	3,033,845
Expense Recapture (Note 2)	52,486
Net Expenses	3,086,331

Net Investment Loss	(1,958,262)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	14,464,590
Net Change in Unrealized Appreciation on Investments	(4,487,959)
Net Realized and Unrealized Gain on Investments	9,976,631

Net Increase in Net Assets Resulting from Operations	$ 8,018,369

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Statements of Changes in Net Assets

	Years Ended
	10/31/2012	10/31/2011
Increase in Net Assets From Operations:
Net Investment Loss	$ (1,958,262)	$ (2,047,596)
Net Realized Gain on Investments	14,464,590	9,699,471
Net Change in Unrealized Appreciation on Investments	(4,487,959)	(5,186,855)
Net Increase in Net Assets Resulting from Operations	8,018,369	2,465,020

Capital Share Transactions:
Proceeds from Sale of Shares	51,710,481	88,987,754
Shares Issued on Reinvestment of Dividends	-	-
Proceeds from Early Redemption Fees	160,258	137,024
Cost of Shares Redeemed	(56,689,044)	(43,939,463)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(4,818,305)	45,185,315

Net Assets:
Net Increase in Net Assets	3,200,064	47,650,335
Beginning of Year	161,716,402	114,066,067
End of Year (Including Accumulated Undistributed Net Investment
Income of $0 and $0, Respectively)	$ 164,916,466	$ 161,716,402

Share Transactions:
Shares Sold	1,621,941	2,801,769
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(1,784,599)	(1,439,895)
Net Increase (Decrease) in Shares	(162,658)	1,361,874
Outstanding at Beginning of Year	5,335,220	3,973,346
Outstanding at End of Year	5,172,562	5,335,220

The accompanying notes are an integral part of these financial statements.

Satuit Capital U.S. Emerging Companies Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011	10/31/2010	10/31/2009		10/31/2008

Net Asset Value, at Beginning of Period	$ 30.31	$ 28.71	$ 22.07	$ 17.37		$ 30.18

Income From Investment Operations:
Net Investment (Loss) *	(0.38)	(0.43)	(0.34)	(0.24)		(0.16)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.92	2.01	6.96	4.94		(11.42)
Total from Investment Operations	1.54	1.58	6.62	4.70		(11.58)

Distributions from:
Return of Capital	-	-	-	-		(0.02)
Net Realized Gain	-	-	-	-		(1.21)
Total from Distributions	-	-	-	-		(1.23)

Redemption Fees	0.03	0.02	0.02	-	**	-	**

Net Asset Value, at End of Period	$ 31.88	$ 30.31	$ 28.71	$ 22.07		$ 17.37

Total Return	5.18%	5.57%	30.09%	27.06%		(39.79)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 164,916	$ 161,716	$ 114,066	$ 64,312		$ 72,219
Before Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.86%	1.74%	1.80%	2.24%		2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.17)%	(1.14)%	(1.19)%	(1.62)%		(0.84)%
After Reimbursement or Recapture
Ratio of Expenses to Average Net Assets	1.90%	1.95%	1.95%	1.95%		1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20)%	(1.35)%	(1.34)%	(1.33)%		(0.68)%
Portfolio Turnover	154.34%	101.60%	138.60%	142.15%		183.23%

* Net Investment Income/Loss per share amounts were calculated using the average share method.
** Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2012

Note 1. Significant Accounting Policies

The Satuit Capital U.S. Emerging Companies Fund (the “Fund”), formerly the Satuit Capital Micro Cap Fund, is a series of Satuit Capital Management Trust (“SCMT”), which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund was established December 12, 2000, as a series of SCMT.  The Fund currently offers one class of shares which is a no-load class of shares.  The objective of the Fund is to provide investors with long-term capital appreciation.

The Fund will charge a 2.00% redemption fee on all shares redeemed less than 360 days from the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: The Fund's securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees (the “Board”) believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2012:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s assets by the above fair value hierarchy levels as of October 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 155,396,751	$ -	-	$ 155,396,751
Warrants	-	-	-	-
Short Term Investments	-	8,900,167	-	8,900,167
Total	$ 155,396,751	$ 8,900,167	-	$ 164,296,918

(a) Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended October 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended October 31, 2012. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Federal Income Taxes: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years, (2009 - 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Security Transactions and Income: Security transactions are accounted for on the trade date.  The cost of securities sold is determined on a specific identification basis.  Dividends are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Accounting Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of October 31, 2012, the Fund reclassified permanent book/tax differences of $1,958,262 from net investment loss to paid in capital.

Note 2. Investment Advisory and Distribution Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC (“the Advisor”) provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund.  Per an expense limitation agreement, the Advisor has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for the Fund's shares to 1.95% of average net assets through October 31, 2013.  For the year ended October 31, 2012, the Advisor earned fees of $2,038,578, and recaptured $52,486 of previously waived fees per the Expense Limitation Agreement. Additionally, as of October 31, 2012, the Fund owed the Advisor $188,228, of which $52,486 consisted of expense recaptures as described below and $135,742 consisted of accrued but unpaid investment advisory fees.

Pursuant to the terms of the Expense Limitation Agreement, the Advisor is entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund in prior years, subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (2) any such reimbursement may not cause the Fund’s total annual expense ratio to exceed 1.95%.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The Advisor has recouped all previously waived fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor.  The Fund or the Advisor may incur such distribution expenses at the rate of 0.25% per annum on the Fund’s average daily net assets.  For the year ended October 31, 2012, there was $407,715 of 12b-1 fees incurred by the Fund.

Mutual Shareholder Services, LLC (“MSS”) is the Fund's Transfer and Dividend Disbursing Agent.  In accordance with the contract and current asset levels, MSS earned $91,697 for the year ended October 31, 2012.

Mutual Shareholder Services, LLC (“MSS”) is the Fund’s Accounting Agent.  In accordance with the contract and current asset levels, MSS earned $35,380 for the year ended October 31, 2012.

Satuit Funds Administration, LLC serves as the Fund’s Administrator and is under common ownership of the Advisor.  In accordance with the contract and current asset levels, Satuit Funds Administration, LLC earned $163,086 for the year ended October 31, 2012.

Note 3. Investments

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended October 31, 2012, aggregated $235,501,680 and $238,444,856, respectively.

Note 4. Distributions to Shareholders and Tax Components of Capital

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.   The Fund did not pay any distributions for the years ended October 31, 2012 and October 31, 2011.

For federal income tax purposes the cost of securities owned at October 31, 2012, was $156,702,695.  At October 31, 2012, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$14,693,169	$(7,098,946)	$7,594,223 *

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains

$ 13,899,859

Net Unrealized Appreciation

    7,594,223*

$ 21,494,082

* As of October 31, 2012, the difference between book-basis and tax-basis unrealized appreciation (depreciation) resulted from the deferral of wash sale losses.

On December 27, 2012, the Fund paid a long-term capital gain distribution of $2.7891 per share to shareholders on December 26, 2012.

Note 5. Capital Loss Carryforwards

At October 31, 2012, the Fund utilized $718,102 of prior year capital loss carryforwards and does not have unused capital loss carryforwards to be utilized which may reduce the Fund’s taxable income arising from future net realized gains in investments.

Note 6. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Satuit Capital U.S. Emerging Companies Fund

(Satuit Capital Management Trust)

We have audited the accompanying statement of assets and liabilities, of Satuit Capital U.S. Emerging Companies Fund, a series of Satuit Capital Management Trust (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit Capital U.S. Emerging Companies Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 27, 2012

Satuit Capital U.S. Emerging Companies Fund
Expense Illustration
October 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Satuit Capital U.S. Emerging Companies Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$964.60	$9.38
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,015.58	$9.63

* Expenses are equal to the Fund's annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2012 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 972-8848 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-972-8848.

Advisory Renewal Agreement - The Board, including all of the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor.  Approval took place at a meeting held on October 18, 2012, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement.  Specifically, the Independent Trustees reviewed a memorandum prepared by the Fund's legal counsel relating to their duties with respect to the renewal of the Investment Advisory Agreement, copies of which were previously provided to the Independent Trustees.  Counsel had previously requested on behalf of the Independent Trustees, and the Independent Trustees had received, such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement, including the fees paid to the Advisor under the Agreement and whether the Investment Advisory Agreement continues to be in the best interests of the Fund and its shareholders.

The Independent Trustees reviewed information regarding financial performance, information on comparable funds as to fees and total annual operating expenses, and the experience of the Advisor's investment personnel.  The Board considered : (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Independent Trustees reviewed comparable fund data provided by the Advisor relating to the elements described above.  With respect to the nature, extent and quality of the services provided to the Fund by the Advisor, the Advisor discussed the Fund’s ranking by asset size and its ranking as to total fund expenses based on independent data sources.  The Advisor noted that whether the Fund is compared against emerging company funds, or is compared against a subset of funds which are identified as small cap funds, the Advisor had efficiently and successfully managed the overall fees and annual operating expense ratio of the Fund.  In discussing the investment management of the Fund and the Fund's investment performance, the Advisor further noted that style drift often occurs among funds categorized as emerging company or micro cap funds, requiring further refinement of the data set received from independent sources to determine true comparables.  To properly illustrate the costs of the services provided to the Fund and further refine the data, the Advisor first identified a universe of comparable funds in the small cap and growth categories and second, considering that universe, analyzed the characteristics that determine whether funds are appropriately categorized.  The Advisor considered: (a) the asset size of the comparable funds, using a high and low range, (b) prospectus-stated expense ratios of each comparable fund– yielding a ranking of the small cap growth universe from high to low to determine how the Fund’s expense ratio compares and (c) a ranking of management fees to determine if the Fund’s management fees were also comparable.  As compared to certain of the comparable funds included in the data, the Advisor’s investment management fee was higher, but when considering the Fund’s relative ranking as to total annual operating expense ratios, the Fund’s expense ratio was in most cases markedly lower.

The Advisor also noted that the Fund’s management had maintained for shareholders total annual operating expenses that were lower than many comparable funds.  When analyzing comparable funds with the closest structural similarity to the Fund, such comparable funds had higher aggregate annual operating expenses and fees. The Independent Trustees determined, based on the discussions at the meeting and the materials provided in advance of the Meeting, that the advisory fees payable under the Agreement were in an acceptably appropriate range—neither the highest nor the lowest.

In addition to review of financial performance and comparable fund data, the Independent Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel.  The Independent Trustees also discussed and considered the quality of administrative and other services provided to the Fund by the Advisor and its affiliated entity.  Additionally, the Independent Trustees considered in detail the Advisor’s compliance program and role in coordinating such services and programs.  Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in executive session with counsel at which no representatives of the Advisor were present.

The Independent Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, in particular the Advisor’s responsibility to provide the Fund with investment research and advice, and to determine the securities to be purchased and sold in accordance with the Fund’s investment objective and policies.

In connection with their review of the quality of services provided by the Advisor, the Independent Trustees reviewed the biographical information on the Advisor’s key personnel, in particular the investment management and compliance team.  The Trustees considered the roles of each person as well as their relevant experience in the financial services industry.

In summary, the Independent Trustees undertook a detailed review of data on comparable funds provided to them in advance of the meeting.  Additionally, the Advisor provided further information as to a subset of comparable funds with more similar investment styles and strategies.  The Independent Trustees further analyzed and refined the set of comparable fund data during the Board meeting to determine a better data set of comparable funds.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Trustees concluded that:  (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believed that the Advisor continues to provide quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is in line with the average of comparably managed funds, and they believed that the Advisor is providing above average portfolio management services to the Fund; and (iii) shareholders are being provided a high-quality investment option at a total expense ratio that is generally lower than that of other comparably managed funds.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreement.  Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

Trustees and Officers - Information pertaining to the trustees and officers of the Fund is set forth below. The names, addresses and ages of the trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below.  The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and the principal underwriter, and officers of the Fund, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 567-4030.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Interested Trustee:
Robert J. Sullivan* 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	N/A

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

N/A

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships by Trustees and Number of Funds in the Complex Overseen
Non-Interested Trustees:
Samuel Boyd, Jr. 238 Public Square Suite 200 Franklin, TN 37064 (1940)	Trustee since October, 2002 - Indefinitely	1

Retired. Mr. Boyd was Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company from August, 1978 until April, 2005; a Director of The World Funds, Inc., a registered investment company, since May, 1997; a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed); and a Trustee of Janus Advisors Series Trust, a registered investment company, from 2003 to 2005.

				The World Funds, Inc. -- 4 Funds
William E. Poist 238 Public Square Suite 200 Franklin, TN 37064 (1939)	Trustee since November, 2003 - Indefinitely	1

Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals since 1974; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and a Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed). Mr. Poist is also a certified public accountant.

				The World Funds, Inc. -- 4 Funds
Paul M. Dickinson 238 Public Square Suite 200 Franklin, TN 37064 (1947)	Trustee since November 2003 - Indefinitely	1

Mr. Dickinson is President of Alfred J. Dickinson, Inc. Realtors since April, 1971; a Director of The World Funds, Inc., a registered investment company, since May, 1997; and Trustee of The World Insurance Trust, a registered investment company, since May, 2002 (now closed)

				The World Funds, Inc. -- 4 Funds

Anthony J. Hertl 238 Public Square Suite 200 Franklin, TN 37064 (1950)	Trustee since October, 2002 - Indefinitely	1	Consultant to small and emerging businesses (since 2000).

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February, 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006).

Officers:
Robert J. Sullivan 238 Public Square Suite 200 Franklin, TN 37064 (1961)	Chairman of the Board, President and Treasurer since December 2000 – Indefinitely.	N/A

Chairman, President and Treasurer of Satuit Capital Management Trust, an open-end investment management company, since December, 2000; Managing Director and Investment Officer of Satuit Capital Management, LLC, a registered investment adviser, from June, 2000 to Present.

				N/A
David Jones Drake Compliance, LLC. 422 Fleming Street, Suite 7 Key West, FL 33040 (1957)	Chief Compliance Officer	N/A

Co-founder and Managing Member of Drake Compliance LLC (compliance consulting), since 2004; founder and controlling shareholder of David Jones & Associates P.C. (law firm) since 1998; President and Chief Executive Officer of Citco Mutual Fund Services Inc. from 2001 to 2003.

				N/A

Investment Adviser:
Satuit Capital Management, LLC

238 Public Square, Suite 200

Franklin, Tennessee  37064

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, Ohio  44115

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Satuit Capital U.S. Emerging Companies Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Satuit Capital Management Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(866) 972-8848 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Satuit Capital Management at (866) 972-8848, Toll Free.

This report is provided for the general information of the shareholders of the Satuit Capital U.S. Emerging Companies Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s  Board of Directors has determined that the Registrant has at least one audit committee financial  expert serving on its audit committee and those persons (Tony Hertl, Samuel Boyd, William E. Poist and Paul M. Dickinson) are  “independent,”  as defined by this Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,400 for 2012 and $14,400 for 2011.

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2012 and $2,500 for 2011.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2012 and $0 for 2011.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Satuit Capital Small Cap Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)

NA

(c)

100%

(d)

NA

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2009.

(h)

Not applicable.  The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

[RESERVED]

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END  MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)

There  were no  changes  in the  registrant’s  internal  control  over financial  reporting  (as  defined in Rule  30a-3(d)  under the 1940 Act (17 CFR 270.30a-3(d))  that occurred during the registrant’s  last fiscal half-year (the registrant’s  second fiscal  half-year in the case of an annual report) that has materially  affected, or is reasonably  likely  to  materially  affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:

Satuit Capital Management Trust

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan

Chief Executive Officer

(principal executive officer)

Date:  January 4, 2013

By (Signature and Title)*:

/s/Robert J. Sullivan

------------------------

Robert J. Sullivan, Chief Financial Officer

(principal financial officer)

Date:  January 4, 2013

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Print the name and title of each signing officer under his or her signature.